                      SUPPLEMENT TO THE FEBRUARY 28, 2006

                           SCHWAB ACTIVE EQUITY FUNDS

                                   PROSPECTUS

THE INFORMATION PROVIDED IN THIS SUPPLEMENT IS AS OF DECEMBER 18, 2006.

UNDER THE SECTION TITLED "BUYING SHARES," THE FIFTH AND SIXTH PARAGRAPHS ARE DELETED AND REPLACED WITH THE FOLLOWING:

Funds closed to new investors

The Schwab Small-Cap Equity Fund will close to new investors on January 31, 2007 (the fund's "closing date"). The Schwab Premier Equity Fund closed to new investors on April 20, 2006 (the fund's "closing date"). Existing shareholders and eligible investors, as set forth below, may continue to purchase additional fund shares in existing or new accounts and receive dividends and/or distributions in the form of additional shares. Each fund's respective existing shareholders and eligible investors include the following:

     - Shareholders of the fund as of the fund's closing date;
     - Investors with the same address of record as existing shareholders;
     - Investment advisers and wrap account programs with underlying clients holding fund shares as of the fund's closing date and any underlying clients of such investment advisers and wrap account programs regardless of whether they were clients of the investment adviser or wrap account programs on the fund's closing date;
     - Employee benefit plans with participants holding fund shares as of the fund's closing date and the participants of such plans regardless of whether they were participants of such plans on the fund's closing date; and
     - Investors who purchase shares of the fund through Schwab's portfolio asset allocation tools and services, regardless of whether they used these services before the fund's closing date.

       After a fund's closing date, investors who are or become shareholders of that fund will remain eligible investors for as long as they continue to hold fund shares.

Each fund reserves the right to modify at any time the eligibility criteria set forth above, including the right to suspend all sales of fund shares.

                PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS.

                                                           [CHARLES SCHWAB LOGO]

Charles Schwab & Co., Inc. Member SIPC
REG36238 (12/06) (C)2006 All Rights Reserved

                      SUPPLEMENT TO THE FEBRUARY 28, 2006

                       SCHWAB MARKETTRACK PORTFOLIOS(TM)

                                   PROSPECTUS

THE INFORMATION PROVIDED IN THIS SUPPLEMENT IS AS OF DECEMBER 18, 2006.

UNDER THE SECTION TITLED "PORTFOLIO MANAGEMENT," THE FOLLOWING PORTFOLIO MANAGER BIOGRAPHY FOLLOWS THAT OF MATTHEW HASTINGS:

ANDREW TIKOFSKY, PHD, a director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the bond and cash portions of the portfolios. He joined the firm in 2006 and has worked in fixed-income and asset management since 1997.

               PLEASE RETAIN THESE SUPPLEMENTS FOR YOUR RECORDS.

Charles Schwab & Co., Inc. Member SIPC
REG 36622 (12/06) (C)2006 All Rights Reserved

                                                           [CHARLES SCHWAB LOGO]